UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number:	811-21311

Registrant Name:	PIMCO High Income Fund

Address of Principal Executive Offices:	1633 Broadway
New York, NY 10019

Name and Address of Agent for Service:	Trent W. Walker
650 Newport Center Drive
Newport Beach, CA 92660

Registrant’s telephone number, including area code:	(844) 337-4626

Date of Fiscal Year End:	July 31

Date of Reporting Period:	October 31, 2017

Item 1. Schedule of Investments

Schedule of Investments

PIMCO High Income Fund

October 31, 2017 (Unaudited)

	PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.5% ∎
LOAN PARTICIPATIONS AND ASSIGNMENTS 2.6%
Air Medical Group Holdings, Inc.
TBD% due 09/07/2024		$200	$200
Altice Financing S.A.
TBD% due 01/05/2026		100	100
Avantor, Inc.
TBD% due 09/07/2024		200	201
Beacon Roofing Supply, Inc.
TBD% due 08/23/2024		60	60
Caesars Resort Collection LLC
TBD% due 09/27/2024		600	603
Centene Corp.
TBD% due 09/13/2018		2,200	2,200
Clover Merger Sub, Inc.
4.833% (LIBOR03M + 3.500%) due 09/26/2024 ~		100	98
Dell, Inc.
TBD% due 09/07/2023		100	100
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021 ▶		828	846
Gartner, Inc.
3.242% (LIBOR03M + 2.000%) due 04/05/2024 ▶~		26	26
Golden Entertainment, Inc.
4.240% (LIBOR03M + 3.000%) due 08/15/2024 ~		100	100
H.B. Fuller Co.
3.489% (LIBOR03M + 2.250%) due 10/12/2024 ~		100	101
iHeartCommunications, Inc.
8.083% (LIBOR03M + 6.750%) due 01/30/2019 ~		17,200	12,932
Klockner-Pentaplast of America, Inc.
4.750% (EUR003M + 4.750%) due 06/30/2022 ~	EUR	100	117
McAfee LLC
5.833% (LIBOR03M + 4.500%) due 09/30/2024 ~		$200	202
MH Sub LLC
5.070% (LIBOR03M + 3.750%) due 09/13/2024 ~		170	169
8.820% (LIBOR03M + 7.500%) due 08/15/2025 ~		100	100
Multi Color Corp.
TBD% due 09/20/2024		24	24
Nidda Healthcare Holding AG
TBD% due 09/19/2024	EUR	83	98
3.500% due 08/21/2024		17	20
Numericable Group S.A.
1.000% due 01/31/2026		$200	200
Ocean Rig UDW, Inc.
8.000% due 09/20/2024		843	854
Olympus Merger Sub, Inc.
5.242% (LIBOR03M + 4.000%) due 10/10/2024 ~		198	199
Parexel International Corp.
TBD% due 09/27/2024		100	101
Petroleo Global Trading
3.597% (LIBOR03M + 2.140%) due 02/19/2020 ▶~		300	295
Sequa Mezzanine Holdings LLC
6.807% - 6.874% (LIBOR03M + 5.500%) due 11/28/2021 ~		329	333
10.374% (LIBOR03M + 9.000%) due 04/28/2022 ~		140	143
Traverse Midstream Partners LLC
5.330% (LIBOR03M + 4.000%) due 09/27/2024 ~		91	92
Tronox Blocked Borrower LLC
4.323% (LIBOR03M + 3.000%) due 09/22/2024 ~		23	23
Tronox Finance LLC
4.323% (LIBOR03M + 3.000%) due 09/22/2024 ~		52	53
Unitymedia Finance LLC
TBD% due 10/16/2024		100	100
Unitymedia Hessen GmbH & Co. KG
TBD% due 10/16/2024	EUR	300	351
UPC Financing Partnership
3.732% (LIBOR03M + 2.500%) due 01/15/2026 ~		$200	201
VICI Properties LLC
TBD% due 10/14/2022		100	100
Vistra Operations Co. LLC
3.987% - 4.084% (LIBOR03M + 2.750%) due 12/14/2023 ~		893	900

Westmoreland Coal Co.
7.833% (LIBOR03M + 6.500%) due 12/16/2020 ~		1,463	924

Total Loan Participations and Assignments (Cost $26,214)			23,166

CORPORATE BONDS & NOTES 59.8%
BANKING & FINANCE 31.2%
AGFC Capital Trust
3.109% (US0003M + 1.750%) due 01/15/2067 ~		27,410	16,583
Ally Financial, Inc.
8.000% due 11/01/2031		2,670	3,544
8.000% due 11/01/2031 (l)		2,762	3,653
Ardonagh Midco PLC
8.375% due 07/15/2023	GBP	3,800	5,248
Atlantic Marine Corps Communities LLC
5.383% due 02/15/2048		$4,554	4,442
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 ♦(i)	EUR	3,000	3,785
Banco do Brasil S.A.
6.250% due 04/15/2024 ♦(i)		$2,200	2,079
9.000% due 06/18/2024 ♦(i)		4,800	5,280
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^(e)	EUR	5,800	1,925
4.750% due 01/15/2018 ^(e)		6,400	2,162
Banco Santander S.A.
6.250% due 09/11/2021 ♦(i)		500	638
Barclays PLC
6.500% due 09/15/2019 ♦(i)		2,600	3,263
7.875% due 09/15/2022 ♦(i)	GBP	7,210	10,666
8.000% due 12/15/2020 ♦(i)	EUR	7,340	9,929
BNP Paribas S.A.
7.375% due 08/19/2025 ♦(i)		$3,200	3,700
Brighthouse Holdings LLC
6.500% due 07/27/2037 (i)		200	213
Brookfield Finance, Inc.
4.700% due 09/20/2047		180	185
Cantor Fitzgerald LP
6.500% due 06/17/2022 (l)		13,100	14,677
CBL & Associates LP
5.950% due 12/15/2026 (l)		3,340	3,346
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	3,000	4,918
Cooperatieve Rabobank UA
6.625% due 06/29/2021 ♦(i)	EUR	1,600	2,170
Credit Agricole S.A.
7.500% due 06/23/2026 ♦(i)	GBP	400	628
7.875% due 01/23/2024 ♦(i)(l)		$450	513
Doctors Co.
6.500% due 10/15/2023 (l)		10,000	11,200
Emerald Bay S.A.
0.000% due 10/08/2020 ~	EUR	2,738	2,974
Equinix, Inc.
2.875% due 10/01/2025		100	120
Flagstar Bancorp, Inc.
6.125% due 07/15/2021 (l)		$3,000	3,186
Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022 (l)		300	316
GSPA Monetization Trust
6.422% due 10/09/2029		6,080	6,976
Harland Clarke Holdings
8.375% due 08/15/2022		122	128
HSBC Holdings PLC
6.000% due 09/29/2023 ♦(i)	EUR	2,600	3,582
International Lease Finance Corp.
6.980% due 10/15/2018 ~		$18,000	18,349
iStar, Inc.
4.625% due 09/15/2020		20	20
5.250% due 09/15/2022		70	72
Jefferies Finance LLC
7.250% due 08/15/2024		200	205
7.375% due 04/01/2020 (l)		1,200	1,243
Jefferies LoanCore LLC
6.875% due 06/01/2020 (l)		17,000	17,606
Lloyds Bank PLC
12.000% due 12/16/2024 ♦(i)(l)		9,800	13,273
Lloyds Banking Group PLC
7.875% due 06/27/2029 ♦(i)	GBP	200	322
Midwest Family Housing LLC
6.631% due 01/01/2051 (l)		$4,891	4,267
Nationwide Building Society
10.250% ~(i)	GBP	19	4,000

Navient Corp.
5.625% due 08/01/2033 (l)		$25,371	22,009
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		68	70
Provident Funding Associates LP
6.375% due 06/15/2025		45	48
Rio Oil Finance Trust
9.250% due 07/06/2024		20,270	22,018
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 ♦(i)(l)		5,840	6,272
8.000% due 08/10/2025 ♦(i)(l)		7,660	8,776
8.625% due 08/15/2021 ♦(i)		3,700	4,199
Santander UK Group Holdings PLC
6.750% due 06/24/2024 ♦(i)	GBP	1,895	2,766
7.375% due 06/24/2022 ♦(i)		6,363	9,264
Spirit Realty LP
4.450% due 09/15/2026 (l)		$2,300	2,283
Springleaf Finance Corp.
6.125% due 05/15/2022		975	1,031
Vici Properties LLC
4.847% (US0003M + 3.500%) due 10/15/2022 ~		1,213	1,225
8.000% due 10/15/2023		4,414	4,933
Washington Prime Group LP
5.950% due 08/15/2024		783	805

			277,085

INDUSTRIALS 23.1%
Adecoagro S.A.
6.000% due 09/21/2027		150	152
Avantor, Inc.
6.000% due 10/01/2024		186	190
Beacon Escrow Corp.
4.875% due 11/01/2025		44	45
BMC Software Finance, Inc.
8.125% due 07/15/2021 (l)		8,967	9,225
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(l)		12,932	12,972
Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026		68	69
Charter Communications Operating LLC
4.200% due 03/15/2028		198	196
5.375% due 05/01/2047		56	57
Cheniere Energy Partners LP
5.250% due 10/01/2025		240	248
Chesapeake Energy Corp.
4.609% (US0003M + 3.250%) due 04/15/2019 ~		120	119
CommScope Technologies LLC
5.000% due 03/15/2027		4	4
Community Health Systems, Inc.
6.250% due 03/31/2023 (l)		233	225
CRC Escrow Issuer LLC
5.250% due 10/15/2025		92	93
CSN Resources S.A.
6.500% due 07/21/2020		770	716
DAE Funding LLC
4.000% due 08/01/2020		90	92
4.500% due 08/01/2022		90	91
5.000% due 08/01/2024 (l)		220	225
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (l)		3,800	4,099
Discovery Communications LLC
2.500% due 09/20/2024	GBP	100	130
3.950% due 03/20/2028		$68	68
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		11,130	11,241
EI Group PLC
6.000% due 10/06/2023	GBP	500	724
6.875% due 05/09/2025		6,600	9,779
Exela Intermediate LLC
10.000% due 07/15/2023 (l)		$172	166
Ferroglobe PLC
9.375% due 03/01/2022 (l)		3,000	3,270
Ford Motor Co.
7.700% due 05/15/2097 (l)		15,515	19,808
Fresh Market, Inc.
9.750% due 05/01/2023 (l)		9,300	5,301
General Shopping Finance Ltd.
10.000% due 12/01/2017 (i)		5,300	4,937
General Shopping Investments Ltd.
12.000% due 03/20/2022 ^(e)(i)		2,500	1,125
goeasy Ltd.
7.875% due 11/01/2022 (c)		66	68

Hampton Roads PPV LLC
6.621% due 06/15/2053		20,264	18,604
HCA, Inc.
5.500% due 06/15/2047		146	149
7.500% due 11/15/2095		3,462	3,561
Hologic, Inc.
4.375% due 10/15/2025		36	37
iHeartCommunications, Inc.
9.000% due 09/15/2022		6,800	4,947
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		7,685	7,433
9.750% due 07/15/2025		175	177
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,615	3,551
8.125% due 06/01/2023 (l)		15,504	9,535
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		18,003	17,868
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023 (l)		338	286
Multi-Color Corp.
4.875% due 11/01/2025		43	44
Netflix, Inc.
4.875% due 04/15/2028		240	239
New Albertson’s, Inc.
6.570% due 02/23/2028		4,021	3,086
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		118	118
4.500% due 03/15/2023		234	235
5.250% due 08/15/2022		19	20
5.500% due 02/15/2024		54	56
Petroleos Mexicanos
6.500% due 03/13/2027		390	426
6.750% due 09/21/2047		400	413
PetSmart, Inc.
5.875% due 06/01/2025		161	141
Pitney Bowes, Inc.
3.625% due 09/15/2020		42	42
4.700% due 04/01/2023		88	86
Plastipak Holdings, Inc.
6.250% due 10/15/2025		22	23
QVC, Inc.
5.950% due 03/15/2043		5,000	4,946
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	18,100	29,929
Safeway, Inc.
7.250% due 02/01/2031 (l)		$5,348	4,653
Scientific Games International, Inc.
5.000% due 10/15/2025		40	41
Simmons Foods, Inc.
5.750% due 11/01/2024		60	60
Transocean, Inc.
7.500% due 01/15/2026		128	132
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	285	430
United Group BV
4.375% due 07/01/2022	EUR	100	123
4.875% due 07/01/2024		100	122
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$127	135
7.000% due 03/15/2024		246	267
ViaSat, Inc.
5.625% due 09/15/2025		136	138
Viking Cruises Ltd.
5.875% due 09/15/2027		29	29
Westmoreland Coal Co.
8.750% due 01/01/2022		10,290	6,238
Wind Tre SpA
2.467% due 01/20/2024 ~(c)	EUR	200	234
2.625% due 01/20/2023 (c)		200	234
3.125% due 01/20/2025 (c)		200	234
5.000% due 01/20/2026 (c)		$200	202
Wynn Las Vegas LLC
5.250% due 05/15/2027		15	15
Wynn Macau Ltd.
5.500% due 10/01/2027		200	203

			204,877

UTILITIES 5.5%
AT&T, Inc.
2.850% due 02/14/2023		290	288
3.400% due 08/14/2024 (l)		580	581

3.900% due 08/14/2027 (l)		520	519
4.900% due 08/14/2037 (l)		528	529
5.150% due 02/14/2050 (l)		792	784
5.300% due 08/14/2058 (l)		1,938	1,926
CenturyLink, Inc.
7.200% due 12/01/2025		1,122	1,145
DTEK Finance PLC (10.750% Cash or 10.750% PIK)
10.750% due 12/31/2024 (d)		500	520
Mountain States Telephone & Telegraph Co.
7.375% due 05/01/2030		15,200	16,055
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022 ^(e)		4,576	2,769
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(e)(j)		4,907	1,766
6.750% due 10/01/2023 ^(e)(j)		10,650	3,834
Petrobras Global Finance BV
5.299% due 01/27/2025		230	231
5.999% due 01/27/2028		237	240
6.125% due 01/17/2022		322	349
6.250% due 12/14/2026	GBP	8,600	12,401
6.625% due 01/16/2034		200	284
6.750% due 01/27/2041		$800	808
6.850% due 06/05/2115		300	288
7.250% due 03/17/2044		363	382
7.375% due 01/17/2027 (l)		2,407	2,677
8.750% due 05/23/2026		173	210
Verizon Communications, Inc.
2.875% due 01/15/2038	EUR	140	168
3.375% due 10/27/2036	GBP	100	131

			48,885

Total Corporate Bonds & Notes (Cost $504,065)			530,847

CONVERTIBLE BONDS & NOTES 0.6%
INDUSTRIALS 0.6%
DISH Network Corp.
3.375% due 08/15/2026		$5,100	5,511

Total Convertible Bonds & Notes (Cost $5,100)			5,511

MUNICIPAL BONDS & NOTES 7.2%
CALIFORNIA 0.5%
Anaheim Redevelopment Agency, California Tax Allocation Bonds, (AGM Insured), Series 2007
6.506% due 02/01/2031		2,000	2,287
Sacramento County, California Revenue Bonds, Series 2013
7.250% due 08/01/2025		1,500	1,741
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032		255	291

			4,319

DISTRICT OF COLUMBIA 1.2%
District of Columbia Revenue Bonds, Series 2011
7.625% due 10/01/2035		9,740	10,948

ILLINOIS 2.6%
Chicago, Illinois General Obligation Bonds, (BABs), Series 2010
6.257% due 01/01/2040		11,000	11,465
7.517% due 01/01/2040		9,805	11,382
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		45	51
7.350% due 07/01/2035		30	35
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		365	369

			23,302

NEW YORK 0.2%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028		1,800	1,728

TEXAS 1.1%
El Paso Downtown Development Corp., Texas Revenue Bonds, Series 2013
7.250% due 08/15/2043		7,535	9,628

VIRGINIA 0.1%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046		1,375	1,255

WEST VIRGINIA 1.5%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (h)	66,200	3,530
7.467% due 06/01/2047	9,895	9,604

		13,134

Total Municipal Bonds & Notes (Cost $57,252)		64,314

U.S. GOVERNMENT AGENCIES 3.1%
Fannie Mae
3.500% due 09/25/2027 (a)	492	55
6.088% (US0001M + 4.850%) due 10/25/2029 ~	490	518
7.524% (-2*LIBOR01M + 10.000%) due 10/25/2041 ~	388	471
10.000% (-5.405*LIBOR01M + 42.703%) due 01/25/2034 ~	218	250
11.048% (-4*LIBOR01M + 16.000%) due 05/25/2043 ~	632	619
Freddie Mac
0.000% due 04/25/2046 - 08/25/2046 (b)(h)	12,305	9,293
0.100% due 04/25/2046 - 08/25/2046 (a)	73,838	274
4.000% due 08/15/2020 (a)	319	12
4.500% due 10/15/2037 (a)	870	83
4.635% due 11/25/2055 ▶~	14,211	7,616
4.861% (-1*LIBOR01M + 6.100%) due 07/15/2035 ~(a)	1,348	134
4.961% (-1*LIBOR01M + 6.200%) due 02/15/2042 ~(a)	2,261	287
5.000% due 06/15/2033 ~(a)	1,724	244
5.901% (-1*LIBOR01M + 7.140%) due 08/15/2036 ~(a)	757	165
10.438% (US0001M + 9.200%) due 10/25/2027 ~	4,337	5,731
10.522% (-2*LIBOR01M + 13.000%) due 05/15/2033 ~	63	74
Ginnie Mae
3.500% due 06/20/2042 - 03/20/2043 (a)	3,271	464
4.500% due 07/20/2042 (a)	273	45
5.000% due 09/20/2042 (a)	476	89
5.011% (-1*LIBOR01M + 6.250%) due 02/20/2042 ~(a)	9,446	876

Total U.S. Government Agencies (Cost $28,274)		27,300

NON-AGENCY MORTGAGE-BACKED SECURITIES 20.8%
Adjustable Rate Mortgage Trust
1.578% (US0001M + 0.340%) due 05/25/2036 ~	4,433	2,724
Banc of America Alternative Loan Trust
4.362% (-1*US0001M + 5.600%) due 06/25/2046 ^~(a)	7,247	863
Banc of America Funding Trust
6.000% due 07/25/2037 ^	572	453
6.250% due 10/26/2036	10,549	8,797
Banc of America Mortgage Trust
3.427% due 02/25/2036 ^~	22	20
BCAP LLC Trust
5.006% due 03/26/2037	1,855	1,243
6.000% due 05/26/2037 ~	6,944	4,646
6.677% due 10/26/2036	7,224	6,556
7.172% due 09/26/2036	6,798	6,451
12.403% due 06/26/2036 ~	2,696	1,041
Bear Stearns Adjustable Rate Mortgage Trust
3.454% due 11/25/2034 ~	71	66
Bellemeade Re Ltd.
7.538% (US0001M + 6.300%) due 07/25/2025 ~	1,250	1,302
Chase Mortgage Finance Trust
3.287% due 12/25/2035 ^~	25	24
3.551% due 09/25/2036 ^~	131	129
5.500% due 05/25/2036 ^	6	5
Citigroup Commercial Mortgage Trust
5.742% due 12/10/2049 ~	11,358	10,006
Citigroup Mortgage Loan Trust
3.587% due 07/25/2037 ^~	158	147
3.707% due 08/25/2037 ^~	662	565
3.883% due 11/25/2035 ~	16,567	11,411
6.500% due 09/25/2036	4,799	4,019
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 ~	3,757	2,276
5.688% due 10/15/2048	3,400	1,791
Commercial Mortgage Loan Trust
6.031% due 12/10/2049 ~	2,048	1,289
Commercial Mortgage Trust
5.656% due 06/10/2046 ~	1,658	1,128
Countrywide Alternative Loan Trust
1.488% (US0001M + 0.250%) due 12/25/2046 ~	3,133	2,307
2.893% due 07/25/2046 ^~	39	38
3.551% due 02/25/2037 ^~	318	309
3.762% (-1*US0001M + 5.000%) due 04/25/2035 ~(a)	4,848	445
4.950% due 07/25/2021 ^~	281	275
5.500% due 03/25/2036 ^	324	258

6.000% due 02/25/2037 ^		6,474	4,591
6.250% (US0001M + 0.650%) due 12/25/2036 ^~		3,465	2,685
6.500% due 06/25/2036 ^		1,013	821
Countrywide Home Loan Mortgage Pass-Through Trust
3.354% due 09/20/2036 ^~		568	476
3.500% due 09/25/2047 ^~		61	57
4.112% (-1*US0001M + 5.350%) due 12/25/2036 ~(a)		3,593	509
Credit Suisse Commercial Mortgage Trust
5.673% due 02/15/2039 ~		1,000	1,000
5.869% due 09/15/2040 ~		4,553	4,497
Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 01/25/2036		2,148	1,919
Epic Drummond Ltd.
0.317% (EUR003M + 0.190%) due 01/25/2022 ~	EUR	215	248
Eurosail PLC
1.652% (BP0003M + 1.350%) due 06/13/2045 ~	GBP	3,347	3,290
4.302% (BP0003M + 4.000%) due 06/13/2045 ~		988	1,122
Grifonas Finance PLC
0.008% (EUR006M + 0.280%) due 08/28/2039 ~	EUR	5,151	5,132
HarborView Mortgage Loan Trust
3.403% due 08/19/2036 ^~		$446	351
3.647% due 08/19/2036 ^~		31	28
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 ♦	EUR	6,942	6,981
JPMorgan Alternative Loan Trust
3.098% due 03/25/2037 ^~		$7,753	7,222
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		5,100	3,636
5.623% due 05/12/2045		2,260	2,048
JPMorgan Mortgage Trust
3.048% due 07/27/2037 ~		5,513	2,231
5.382% (-1*US0001M + 6.620%) due 01/25/2037 ^~(a)		20,965	4,853
LB-UBS Commercial Mortgage Trust
5.407% due 11/15/2038		1,401	1,074
5.562% due 02/15/2040 ~		2,024	1,445
Lehman XS Trust
1.458% (US0001M + 0.220%) due 06/25/2047 ~		3,944	3,396
Morgan Stanley Capital Trust
5.966% due 06/11/2049 ~		2,029	2,035
Motel 6 Trust
8.165% (LIBOR01M + 6.927%) due 08/15/2019 ~		11,861	12,057
Nomura Asset Acceptance Corp. Alternative Loan Trust
3.695% due 04/25/2036 ^~		6,637	6,033
Nomura Resecuritization Trust
4.344% due 07/26/2035 ~		4,452	2,933
RBSSP Resecuritization Trust
8.153% due 06/26/2037 ~		4,685	3,875
Residential Asset Securitization Trust
6.250% due 10/25/2036 ^		637	626
6.250% due 09/25/2037 ^		5,271	3,786
6.500% due 08/25/2036 ^		890	548
Structured Adjustable Rate Mortgage Loan Trust
3.468% due 01/25/2036 ^~		203	163
3.558% due 04/25/2047 ~		724	559
Structured Asset Mortgage Investments Trust
1.428% (US0001M + 0.190%) due 07/25/2046 ^~		13,488	11,769
WaMu Mortgage Pass-Through Certificates Trust
2.876% due 05/25/2037 ^~		171	146
Washington Mutual Mortgage Pass-Through Certificates Trust
5.442% (-1*US0001M + 6.680%) due 04/25/2037 ~(a)		13,266	3,611
6.500% due 03/25/2036 ^		8,035	6,515

Total Non-Agency Mortgage-Backed Securities (Cost $168,228)			184,852

ASSET-BACKED SECURITIES 15.9%
ACE Securities Corp. Home Equity Loan Trust
1.378% (US0001M + 0.140%) due 07/25/2036 ~		4,330	3,309
Airspeed Ltd.
1.509% (LIBOR01M + 0.270%) due 06/15/2032 ~		4,471	3,953
Apidos CLO
0.000% due 07/22/2026 ~		3,000	1,823
Argent Securities Trust
1.428% (US0001M + 0.190%) due 03/25/2036 ~		6,115	3,475
Belle Haven ABS CDO Ltd.
1.593% (LIBOR03M + 0.250%) due 07/05/2046 ~		185,947	2,510
CIFC Funding Ltd.
0.000% due 05/24/2026 (h)		4,000	2,481
0.000% due 07/22/2026 (h)		3,000	1,982
Citigroup Mortgage Loan Trust
1.338% (US0001M + 0.100%) due 12/25/2036 ~		10,892	7,306
1.398% (US0001M + 0.160%) due 12/25/2036 ~		6,441	4,298
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028 ~	EUR	2,667	2,815
3.600% due 11/27/2028		1,197	1,397

4.500% due 11/27/2028		1,047	1,223
6.200% due 11/27/2028		1,296	1,518
Countrywide Asset-Backed Certificates Trust
1.508% (US0001M + 0.270%) due 09/25/2046 ~		$15,000	9,794
Duke Funding Ltd.
1.952% (LIBOR03M + 0.640%) due 08/07/2033 ~		18,483	7,214
Glacier Funding CDO Ltd.
1.442% (US0003M + 0.270%) due 08/04/2035 ~		7,521	1,983
GLG Euro CLO DAC
0.000% due 04/15/2028 ~	EUR	4,150	4,169
Grosvenor Place CLO BV
0.000% due 04/30/2029 ~		1,000	892
Halcyon Loan Advisors European Funding BV
0.000% due 04/15/2030 ~		1,100	1,162
Long Beach Mortgage Loan Trust
1.428% (US0001M + 0.190%) due 02/25/2036 ~		$1,628	1,149
Merrill Lynch Mortgage Investors Trust
1.398% (US0001M + 0.160%) due 04/25/2037 ~		975	618
5.953% due 03/25/2037		4,030	1,294
Morgan Stanley Mortgage Loan Trust
2.759% (US0006M + 1.250%) due 11/25/2036 ^~		884	480
5.965% due 09/25/2046 ^		8,094	4,633
NovaStar Mortgage Funding Trust
1.398% (LIBOR01M + 0.160%) due 10/25/2036 ~		35,146	20,183
People’s Financial Realty Mortgage Securities Trust
1.398% (US0001M + 0.160%) due 09/25/2036 ~		22,420	7,274
Putnam Structured Product CDO Ltd.
9.092% due 02/25/2037		83	84
Renaissance Home Equity Loan Trust
5.812% due 11/25/2036		9,437	5,533
6.998% due 09/25/2037 ^		8,042	4,654
7.238% due 09/25/2037 ^		6,782	3,923
Sherwood Funding CDO Ltd.
1.598% (LIBOR01M + 0.360%) due 11/06/2039 ~		36,006	11,364
South Coast Funding Ltd.
1.909% (LIBOR03M + 0.600%) due 08/10/2038 ~		26,948	5,525
Taberna Preferred Funding Ltd.
1.692% (US0003M + 0.380%) due 08/05/2036 ~		664	518
1.692% (US0003M + 0.380%) due 08/05/2036 ^~		13,009	10,147
Washington Mutual Asset-Backed Certificates Trust
1.388% (US0001M + 0.150%) due 05/25/2036 ~		271	237

Total Asset-Backed Securities (Cost $143,237)			140,920

SOVEREIGN ISSUES 4.0%
Argentina Bonar Bonds
23.743% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	83,410	4,991
24.756% (BADLARPP + 3.250%) due 03/01/2020 ~		1,400	87
Argentina Government International Bond
7.820% due 12/31/2033	EUR	10,957	14,690
27.146% (ARPP7DRR) due 06/21/2020 ~	ARS	57,677	3,611
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	14	16
4.900% due 09/15/2021		2,350	2,883
Emirate of Abu Dhabi
4.125% due 10/11/2047		$1,100	1,092
Republic of Greece Government International Bond
3.000% due 02/24/2023	EUR	25	28
3.000% due 02/24/2024		25	27
3.000% due 02/24/2025		25	27
3.000% due 02/24/2026		25	26
3.000% due 02/24/2027		25	26
3.000% due 02/24/2028		25	25
3.000% due 02/24/2029		25	24
3.000% due 02/24/2030		25	24
3.000% due 02/24/2031		25	24
3.000% due 02/24/2032		25	23
3.000% due 02/24/2033		25	23
3.000% due 02/24/2034		25	23
3.000% due 02/24/2035		25	22
3.000% due 02/24/2036		25	22
3.000% due 02/24/2037		25	22
3.000% due 02/24/2038		25	22
3.000% due 02/24/2039		25	22
3.000% due 02/24/2040		25	22
3.000% due 02/24/2041		25	22
3.000% due 02/24/2042		25	21
4.750% due 04/17/2019		3,000	3,578
Saudi Government International Bond
2.875% due 03/04/2023		$1,000	997
3.625% due 03/04/2028		1,200	1,192
4.625% due 10/04/2047		1,400	1,436

Sri Lanka Government International Bond
6.200% due 05/11/2027	200	213
Venezuela Government International Bond
9.250% due 09/15/2027	452	168

Total Sovereign Issues (Cost $31,746)		35,429

	SHARES
COMMON STOCKS 3.3%
CONSUMER DISCRETIONARY 0.9%
Caesars Entertainment Corp. (f)	584,951	7,575

ENERGY 0.5%
Forbes Energy Services Ltd. (f)(j)	66,131	866
Ocean Rig UDW, Inc. (f)	138,675	3,714
Warren Resources, Inc. ▶	23,043	31

		4,611

FINANCIALS 1.9%
TIG FinCo PLC ▶(j)	3,457,270	4,592
VICI Properties, Inc. (f)(j)	660,156	12,213

		16,805

Total Common Stocks (Cost $27,873)		28,991

WARRANTS 0.1%
INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024 ▶	1,795,000	616

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	52,080	14

Total Warrants (Cost $137)		630

PREFERRED SECURITIES 4.4%
BANKING & FINANCE 0.8%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (i)	1,840	2,249
VICI Properties, Inc.
0.000% (h)(i)	28,171	2,247
0.000% due 10/02/2035 (j)	35,901	2,863

		7,359

INDUSTRIALS 3.6%
Sequa Corp.
9.000% ▶	33,284	31,620

Total Preferred Securities (Cost $37,904)		38,979

SHORT-TERM INSTRUMENTS 3.7%
REPURCHASE AGREEMENTS (k) 2.9%		25,844

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.8%
1.045% due 11/09/2017 - 01/18/2018 (g)(h)(n)(p)	7,675	7,663

Total Short-Term Instruments (Cost $33,507)		33,507

Total Investments in Securities (Cost $1,063,537)		1,114,446

Total Investments 125.5% (Cost $1,063,537)		$1,114,446
Preferred Shares (11.5)%		(101,975)
Financial Derivative Instruments (m)(o) 0.0% (Cost or Premiums, net $65,618)		(10)
Other Assets and Liabilities, net (14.0)%		(124,513)

Net Assets Applicable to Common Shareholders 100.0%		$887,948

Notes to Schedule of Investments (amounts in thousands*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

∎	The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

^	Security is in default.

▶	Security valued using significant unobservable inputs (Level 3).

~	Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

♦	Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Interest only security.

(b)	Principal only security.

(c)	When-issued security.

(d)	Payment in-kind security.

(e)	Security is not accruing income as of the date of this report.

(f)	Security did not produce income within the last twelve months.

(g)	Coupon represents a weighted average yield to maturity.

(h)	Zero coupon security.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Restricted Securities:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	10/09/2014 - 10/17/2016	$2,028	$866	0.10%
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	02/24/2015 - 06/25/2015	3,909	1,766	0.20
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	02/23/2015 - 06/25/2015	8,705	3,834	0.43
TIG FinCo PLC	04/02/2015 - 07/20/2017	4,631	4,592	0.52
VICI Properties, Inc.	11/19/2014 - 12/03/2014	10,197	12,213	1.37
VICI Properties, Inc. 0.000% due 10/02/2035	09/27/2017	586	2,863	0.32

		$30,056	$26,134	2.94%

Borrowings and Other Financing Transactions

(k)	Repurchase Agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	1.200%	10/31/2017	11/01/2017	$20,500	U.S. Treasury Inflation Protected Securities 0.375% due 07/15/2027	$(20,912)	$20,500	$20,501
FICC	0.500	10/31/2017	11/01/2017	5,344	Freddie Mac 1.000% due 12/15/2017	(5,455)	5,344	5,344

Total Repurchase Agreements						$(26,367)	$25,844	$25,845

Reverse Repurchase Agreements:

Counterparty	Borrowing Rate (2)	Settlement Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	0.500%	06/16/2017	TBD	(3)	$(1,486)	$(1,489)
BPS	1.970	08/25/2017	11/27/2017		(10,940)	(10,981)
DEU	(0.500)	09/20/2017	TBD	(3)	(2,563)	(2,563)
JPS	1.854	10/19/2017	01/19/2018		(3,719)	(3,721)
RBC	2.120	06/07/2017	12/07/2017		(4,513)	(4,552)
	2.120	06/12/2017	12/12/2017		(2,513)	(2,534)
	2.170	06/12/2017	12/12/2017		(3,525)	(3,555)
	2.170	07/10/2017	01/10/2018		(4,567)	(4,598)
RDR	1.720	09/14/2017	12/12/2017		(14,358)	(14,391)
RTA	2.201	10/23/2017	04/23/2018		(6,773)	(6,777)
SGY	1.880	09/11/2017	11/01/2017		(320)	(321)
SOG	1.880	08/16/2017	11/16/2017		(18,383)	(18,457)
	1.880	09/07/2017	12/07/2017		(4,506)	(4,519)
	1.880	09/11/2017	11/02/2017		(851)	(853)
	1.880	09/11/2017	11/06/2017		(204)	(204)
	1.880	09/11/2017	12/11/2017		(10,572)	(10,601)
	1.880	11/01/2017	12/11/2017		(270)	(270)
	1.910	10/03/2017	01/03/2018		(7,898)	(7,910)
	2.207	07/12/2017	07/12/2018		(9,789)	(9,801)
UBS	1.660	08/23/2017	11/27/2017		(2,211)	(2,218)
	1.660	09/11/2017	12/12/2017		(4,191)	(4,201)
	1.720	09/05/2017	12/05/2017		(7,692)	(7,713)
	1.770	09/05/2017	12/05/2017		(10,429)	(10,458)
	1.910	08/23/2017	11/27/2017		(3,141)	(3,153)
	1.920	09/05/2017	12/05/2017		(3,149)	(3,158)
	1.920	09/14/2017	11/28/2017		(4,958)	(4,971)
	1.920	09/14/2017	12/14/2017		(5,262)	(5,275)
	1.920	10/12/2017	11/01/2017		(591)	(592)
	1.920	11/01/2017	12/05/2017		(409)	(409)
	2.050	09/11/2017	03/12/2018		(273)	(274)

Total Reverse Repurchase Agreements						$(150,519)

(l)	Securities with an aggregate market value of $91,059 and cash of $474 have been pledged as collateral under the terms of master agreements as of October 31, 2017.

(1)	Includes accrued interest.
(2)	The average amount of borrowings outstanding during the period ended October 31, 2017 was $(143,812) at a weighted average interest rate of 1.849%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.
(3)	Open maturity reverse repurchase agreement.

(m)	Financial Derivative Instruments: Exchange-Traded or Centrally Cleared

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2017 (2)	Notional Amount (3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Banco Espirito Santo S.A.	5.000%	Quarterly	09/20/2020	8.441%	EUR	5,000	$(826)	$404	$(422)	$76	$0
Banco Espirito Santo S.A.	5.000	Quarterly	12/20/2021	7.531		300	(63)	38	(25)	4	0
Frontier Communications Corp.	5.000	Quarterly	06/20/2020	8.913		$9,600	(283)	(496)	(779)	0	(6)

							$(1,172)	$(54)	$(1,226)	$80	$(6)

Interest Rate Swaps

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	3-Month USD-LIBOR	1.550%	Semi-Annual	01/20/2022		$360,000	$(6,072)	$253	$(5,819)	$0	$(189)
Pay (4)	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		225,000	(2,800)	1,531	(1,269)	111	0
Pay (4)	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		3,100	55	(18)	37	0	0
Pay	3-Month USD-LIBOR	3.500	Semi-Annual	06/19/2044		617,800	109,610	5,570	115,180	459	0
Receive (4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/20/2047		728,300	(31,167)	13,398	(17,769)	0	(662)
Receive (4)	6-Month EUR-EURIBOR	1.000	Annual	03/21/2028	EUR	21,400	(121)	(63)	(184)	0	(70)
Receive (4)	6-Month GBP-LIBOR	1.500	Semi-Annual	03/21/2028	GBP	55,200	(1,911)	1,408	(503)	0	(130)

							$67,594	$22,079	$89,673	$570	$(1,051)

Total Swap Agreements							$66,422	$22,025	$88,447	$650	$(1,057)

(n)	Securities with an aggregate market value of $2,056 and cash of $22,144 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of October 31, 2017.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	This instrument has a forward starting effective date.

(o)	Financial Derivative Instruments: Over The Counter

Forward Foreign Currency Contracts:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	11/2017	EUR	67,601		$79,377	$633	$0
	11/2017		$544	EUR	463	0	(5)
BPS	11/2017		79,578		68,396	92	0
	12/2017	EUR	68,396		$79,711	0	(91)
CBK	11/2017		372		442	8	0
	11/2017	GBP	796		1,048	0	(9)
DUB	11/2017		199		265	1	0
JPM	11/2017	EUR	1,299		1,527	14	0
	11/2017	GBP	73,303		98,247	889	0
	11/2017		$489	EUR	413	0	(8)
UAG	11/2017		96,231	GBP	73,502	1,391	0
	12/2017	GBP	73,502		$96,314	0	(1,393)

Total Forward Foreign Currency Contracts						$3,028	$(1,506)

Swap Agreements:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at October 31, 2017 (2)	Notional Amount (3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2024	2.729%	$1,700	$(246)	$63	$0	$(183)
GST	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.729	2,200	(323)	86	0	(237)
HUS	Petrobras Global Finance BV	1.000	Quarterly	12/20/2024	2.729	2,800	(431)	130	0	(301)

							$(1,000)	$279	$0	$(721)

Interest Rate Swaps

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
GLM	Pay	3-Month USD-LIBOR	2.190%	Semi-Annual	12/28/2022	$1,000,000	$196	$(600)	$0	$(404)

Total Swap Agreements							$(804)	$(321)	$0	$(1,125)

(p)	Securities with an aggregate market value of $2,067 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of October 31, 2017.

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Fair Value Measurements

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 10/31/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$21,999	$1,167	$23,166
Corporate Bonds & Notes
Banking & Finance	0	277,085	0	277,085
Industrials	0	204,877	0	204,877
Utilities	0	48,885	0	48,885
Convertible Bonds & Notes
Industrials	0	5,511	0	5,511
Municipal Bonds & Notes
California	0	4,319	0	4,319
District of Columbia	0	10,948	0	10,948
Illinois	0	23,302	0	23,302
New York	0	1,728	0	1,728
Texas	0	9,628	0	9,628
Virginia	0	1,255	0	1,255
West Virginia	0	13,134	0	13,134
U.S. Government Agencies	0	19,684	7,616	27,300
Non-Agency Mortgage-Backed Securities	4,412	180,440	0	184,852
Asset-Backed Securities	0	140,920	0	140,920
Sovereign Issues	0	35,429	0	35,429
Common Stocks
Consumer Discretionary	7,575	0	0	7,575
Energy	4,580	0	31	4,611
Financials	12,213	0	4,592	16,805
Warrants
Industrials	0	0	616	616
Utilities	14	0	0	14
Preferred Securities
Banking & Finance	0	7,359	0	7,359
Industrials	0	0	31,620	31,620
Short-Term Instruments
Repurchase Agreements	0	25,844	0	25,844
U.S. Treasury Bills	0	7,663	0	7,663

Total Investments	$28,794	$1,040,010	$45,642	$1,114,446

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	650	0	650
Over the counter	0	3,028	0	3,028
	$0	$3,678	$0	$3,678

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,057)	0	(1,057)
Over the counter	0	(2,631)	0	(2,631)

	$0	$(3,688)	$0	$(3,688)

Total Financial Derivative Instruments	$0	$(10)	$0	$(10)

Totals	$28,794	$1,040,000	$45,642	$1,114,436

There were no significant transfers among Levels 1 and 2 during the period ended October 31, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended October 31, 2017:

Category and Subcategory	Beginning Balance at 07/31/2017	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 10/31/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 10/31/2017 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,607	$16	$(450)	$6	$0	$(12)	$0	$0	$1,167	$(12)
Corporate Bonds & Notes
Banking & Finance	7,218	0	(55)	0	1	26	0	(7,190)	0	0
Industrials	10,403	0	(10,403)	1	106	(107)	0	0	0	0
U.S. Government Agencies	8,136	0	(30)	62	12	(564)	0	0	7,616	(565)
Common Stocks
Energy	31	0	0	0	0	0	0	0	31	0
Financials	4,561	0	0	0	0	31	0	0	4,592	30
Warrants
Industrials	842	0	0	0	0	(226)	0	0	616	(227)
Preferred Securities
Industrials	32,467	0	0	0	0	(847)	0	0	31,620	(847)

Totals	$65,265	$16	$(10,938)	$69	$119	$(1,699)	$0	$(7,190)	$45,642	$(1,621)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 10/31/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$846	Other Valuation Techniques (2)	—	—
	295	Proxy Pricing	Base Price	98.250
	26	Third Party Vendor	Broker Quote	100.375
U.S. Government Agencies	7,616	Proxy Pricing	Base Price	53.590
Common Stocks
Energy	31	Other Valuation Techniques (2)	—	—
Financials	4,592	Other Valuation Techniques (2)	—	—
Warrants
Industrials	616	Other Valuation Techniques (2)	—	—
Preferred Securities
Industrials	31,620	Indicative Market Quotation	Broker Quote	$ 950.000

Total	$45,642

(2)	Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at October 31, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.
(2)	Includes valuation techniques not defined in the Supplementary Notes to Schedule of Investments as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to the Fund less any liabilities by the total number of shares outstanding of the Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time as of which its NAV is calculated if the Fund closes earlier, or as permitted by the U.S. Securities and Exchange Commission (the “SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

•	Level 1—Quoted prices in active markets or exchanges for identical assets and liabilities.

•	Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•	Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund’s tax positions for all open tax years. As of October 31, 2017, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

As of October 31, 2017, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands):

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (1)
$ 1,129,155	$126,217	$(52,082)	$74,135

(1)	Primary differences, if any, between book and tax net unrealized appreciation (depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

GLOSSARY: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	RDR	RBC Capital Markets
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RTA	Bank of New York Mellon Corp.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SGY	Societe Generale, New York
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada

Currency Abbreviations:
ARS	Argentine Peso	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
ARPP7DRR	Argentina Central Bank 7 Day Repo Reference Rate	EUR006M	6 Month EUR Swap Rate	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	EURIBOR	Euro Interbank Offered Rate	US0001M	1 Month USD Swap Rate
BP0003M	3 Month GBP-LIBOR	EUSA5	5 Year EUR Annual Swap Rate	US0003M	3 Month USD Swap Rate
BPSW5	5 Year GBP Swap Rate	H15T10Y	10 Year US Treasury Yield Curve Constant Maturity Rate	US0006M	6 Month USD Swap Rate
EUR003M	3 Month EUR Swap Rate	LIBOR01M	1 Month USD-LIBOR

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	DAC	Designated Activity Company	TBA	To-Be-Announced
BABs	Build America Bonds	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles
CLO	Collateralized Loan Obligation

Item 2. Controls and Procedures

(a) The principal executive officer and principal financial & accounting officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

A separate certification for each principal executive officer and principal financial & accounting officer of the registrant as required by Rule 30a-2 under the 1940 Act is attached as Exhibit 99.CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO High Income Fund

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: December 29, 2017

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow

Peter G. Strelow
President (Principal Executive Officer)

Date: December 29, 2017

By:	/s/ Trent W. Walker

Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: December 29, 2017